Grail Advisors Actively Managed ETFs
SUPPLEMENT DATED APRIL 15, 2011
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
GRAIL AMERICAN BEACON LARGE CAP VALUE ETF
RP GROWTH ETF
RP FOCUSED LARGE CAP GROWTH ETF
GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF
GRAIL McDONNELL CORE TAXABLE BOND ETF
(THE “ETFS”)
This supplement updates the Prospectuses and Statements of Additional Information of the ETFs, each dated February 28, 2011, as supplemented, as follows:
On April 14, 2011, the members of Grail Advisors, LLC (“Grail”), the investment adviser to the ETFs, entered into an agreement to sell all of the equity interests in Grail to Columbia Management Investment Advisers, LLC (“Columbia”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). At the closing of the transaction contemplated by that agreement (the “Transaction”), Columbia will obtain control of Grail, resulting in the automatic termination of the ETFs’ advisory agreements with Grail, and the automatic termination of the subadvisory agreements between Grail and the different sub-advisers who currently provide day-to-day investment advisory services to the ETFs.
In anticipation of the closing of the Transaction, the Board of Trustees of the Trust, of which the ETFs are series, met at an in-person meeting on April 4, 2011 to review and consider a proposal whereby Columbia would provide investment advisory services to the ETFs under a new management agreement (the “New Management Agreement”). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously approved a New Management Agreement with Columbia for each of the ETFs, and determined to submit the New Management Agreement to shareholders of each ETF for their approval at a special meeting of shareholders of the ETFs to be held in May 2011. If the New Management Agreement is approved at the special meeting of shareholders and the conditions to closing of the Transaction are otherwise met, Grail and Columbia anticipate that the Transaction will be completed shortly afterwards, in May 2011.
Under the New Management Agreement, subject to shareholder approval, Columbia would replace both Grail and the current sub-advisers of the ETFs at the closing of the Transaction, and would directly provide management and investment advisory services to the ETFs. The ETFs’ investment objective(s) and principal investment strategies, however, are not expected to change. While Columbia has agreed to waive fees or reimburse expenses, as necessary, in order to maintain, through March 1, 2012, each ETF’s net expense ratios at the same level currently applicable to the ETFs, the New Management Agreement would provide for an increase in advisory fees for the ETFs.

In addition, because the existing subadvisory agreements for the Grail American Beacon Large Cap Value ETF terminate, pursuant to their terms, on April 30, 2011, the Board of Trustees, including a majority of the Independent Trustees, approved an interim subadvisory agreement for that ETF with Columbia, beginning on April 30, 2011 and ending upon the earlier of (i) 150 days from April 30, 2011 or (ii) the approval of a New Management Agreement for the Grail American Beacon Large Cap Value ETF. Accordingly, beginning April 30, 2011, Columbia, as sub-adviser, will provide investment advisory services to the Grail American Beacon Large Cap Value ETF.
Columbia is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds as well as to the RiverSource-, Seligman- and Threadneedle-branded funds. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise. Ameriprise is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. Columbia’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.